Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Millions	12 Months Ended
	Feb. 29, 2016	Feb. 28, 2015	Mar. 01, 2014
Statement of Comprehensive Income [Abstract]
Net income (loss)	$ (208)	$ (304)	$ (5,873)
Other comprehensive income (loss)
Net change in unrealized losses on available-for-sale investments	1	1	(1)
Net change in fair value of derivatives designated as cash flow hedges during the year, net of income tax recovery of $2 million (February 28, 2015 - income tax recovery of $3 million; March 1, 2014 - income tax recovery of $6 million)	(3)	(29)	(29)
Amounts reclassified to net income (loss) during the year, net of income tax recovery of $x million (February 28, 2015 - income tax recovery of $2 million; March 1, 2014 - income tax recovery of $6 million)	27	13	26
Accumulated Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Net of Tax	(10)	0	0
Other comprehensive income (loss)	15	(15)	(4)
Comprehensive income (loss)	$ (193)	$ (319)	$ (5,877)